EXHIBIT 99.11
                                                                   -------------

                            EQUIPMENT LEASE AGREEMENT
                            -------------------------

         Equipment Lease Agreement made this 16 February, 2001, between TRIPLE L, LTD. an Illinois corporation, whose address is 60 Revere Drive, Suite 840, Northbrook, Illinois 60062, herein referred to as "Lessor", and Able Laboratories, Inc., 6 Hollywood Court, South Plainfield, New Jersey, a Delaware corporation doing business as _____N/A_____, with its principal place of business at _____N/A_____ herein referred to as Lessee.

         For the consideration set forth herein, Lessor hereby leases to Lessee, and Lessee hires from Lessor, the items of equipment and personal property described in Exhibit "A" attached hereto and incorporated herein by reference, hereafter referred to as "Equipment at such rate of rental and for such periods of time as are stated in this Lease Agreement subject to the following terms and conditions:

                                   SECTION ONE
                                   -----------

                             TERM OF LEASE AND RENT
                             ----------------------

         A. Term. The term of this Lease shall be for a period of 60 months, commencing _____ on the __________________ and concluding on the
_____________________________.

         B. Rent. Lessee shall pay to Lessor for the term of this Lease total rent in the amount of _____________________________________ Dollars in lawful money of the United States payable in monthly installments of ________________________________________ Dollars in advance upon the ___________
day of each and every calendar month beginning _______________________ and concluding ____________________________.

                                  SECTION TWO
                                  -----------

                           LESSOR'S SALE OF EQUIPMENT
                           --------------------------

         As of this date, the Lessor owns the Equipment identified in the attached Exhibit "A".

                                  SECTION THREE
                                  -------------

                              LOCATION OF EQUIPMENT
                              ---------------------

         As of this date, the Equipment owned by Lessor is located at 6 Hollywood Court, South Plainfield, New Jersey, 07080.

         Such Equipment shall not be removed from that location without Lessor's prior consent, which consent maybe withheld for any reason.

                                  SECTION FOUR
                                  ------------

                         CARE AND OPERATION OF EQUIPMENT
                         -------------------------------

         Lessee shall use the Equipment in a careful and proper manner and shall comply with all laws, ordinances, and regulations relating to the possession, use, or maintenance of the Equipment and shall insure that the Equipment is not subjected to careless or needless rough usage.

                                  SECTION FIVE
                                  ------------

                           IDENTIFICATION OF EQUIPMENT
                           ---------------------------

         If at any time Lessor supplies Lessee with labels, plates, or other markings stating that the property is owned by Lessor, Lessee shall affix and keep the same in a prominent place on the Equipment. Lessee shall not alter, disfigure, or cover up any marks of identification displayed on the Equipment.

                                   SECTION SIX
                                   -----------

                                   ALTERATIONS
                                   -----------

         Lessee agrees that it will make no alterations in the Equipment without obtaining prior written permission from Lessor. All additions to and improvements of the Equipment of any kind shall immediately become the property of Lessor and subject to the terms of this Lease.

                                  SECTION SEVEN
                                  -------------

                             MAINTENANCE AND REPAIR
                             ----------------------

         Lessee agrees to keep the Equipment in good repair and operating condition, allowing for reasonable wear and tear. Lessee agrees to pay all expenses of maintaining and repairing the Equipment, and to furnish necessary supplies, including all wear parts, maintenance parts and replacement parts to operate the Equipment. Expenses of repair shall include labor, material, parts and similar items.

                                  SECTION EIGHT
                                  -------------

                          LESSOR'S RIGHT OF INSPECTION
                          ----------------------------

         Lessor shall have the right at any time to enter the premises occupied by the Equipment and shall be given free access thereto and afforded necessary facilities for the purpose of inspection.

                                  SECTION NINE
                                  ------------

                               RETURN OF EQUIPMENT
                               -------------------

         Upon expiration of the rental term specified herein, Lessee agrees to deliver at its own expense the said Equipment in good condition, ordinary wear and tear resulting from proper use thereof alone accepted, and free and clear of encumbrances, at 60 Revere Drive, Suite 840, Northbrook, Illinois 60062, or to such other location as Lessor may designate.

                                   SECTION TEN
                                   -----------

                           LESSEE'S OPTION TO PURCHASE
                           ---------------------------

         Purchase Option - Provided that Lessee is not in default of its obligations hereunder, then during the last twelve (12) months of the lease term hereunder, the Lessee is granted the option to purchase the Equipment hereunder. The purchase price shall be equal to 10% of the then fair market value of the Equipment but in no event shall such purchase option price exceed Fifty

Thousand Dollars. The Lessee shall give the Lessor thirty (30) days prior notice of its intent to purchase the equipment.

                                 SECTION ELEVEN
                                 --------------

                             ACCEPTANCE OF EQUIPMENT
                             -----------------------

         Lessee has inspected the Equipment and is fully aware of its condition and as such is leasing the Equipment AS IS, WHERE IS.

                                 SECTION TWELVE
                                 --------------

                             RISK OF LOSS OR DAMAGES
                             -----------------------

         Lessee hereby assumes all risks of loss of and damage to the Equipment from any cause, and agrees to maintain it during the term of the Lease in as good condition as when the Lease commenced, normal wear and tear accepted. No loss of or damage to the Equipment shall impair any obligation of Lessee under this Lease, and all such obligations shall continue in full force and effect until otherwise discharged.

                                SECTION THIRTEEN
                                ----------------

                     INDEMNITY OF LESSOR FOR LOSS OR DAMAGE
                     --------------------------------------

         In the event of loss of or damage to the Equipment, Lessee shall:

         (a) Place the same in good repair; or

         (b) Replace the same with like equipment in good repair, which equipment shall thereupon become the property of Lessor and subject to this lease.

                                SECTION FOURTEEN
                                ----------------

                  LIABILITY AND INDEMNITY FOR PERSONAL INQUIRES
                  ---------------------------------------------

         The Lessee acknowledges that the leased Equipment has been purchased by the Lessor in accordance with the specific specifications required by the Lessee. The Lessee agrees to indemnify and hold the Lessor harmless against all claims, liabilities, losses or damages arising out of injuries to persons, including injuries to employees of the Lessee, or arising out of injuries to property incident to or related to the possession, use, operation, maintenance or repair, installation or removal or any other activity in any way related to the leased Equipment. Specifically, but not by way of limitation, the Lessee agrees to indemnify and hold the Lessor harmless from any third party claims asserted against the Lessor by any employee or any members of the employee's family or his estate as a result of any injury for which the employee, his estate or members of his family received or may be entitled to receive Workers' Compensation benefits, whether or not such injury arose out of defective material or negligent workmanship or any other defect in the leased Equipment or out of any act or omission of the Lessor or any agent or employee of the Lessor.

         Lessee shall at all times keep the Equipment insured in the amount of at least eighty percent (80%) of its replacement cost but in no event less than Lessee's balance to Lessor hereunder, and Lessee shall maintain a personal liability insurance policy naming Lessor and Lessee as insured parties in an amount determined by Lessor. Such insurance shall be in the form and with companies approved by lessor.

                                 SECTION SIXTEEN
                                 ---------------

                                 TAXES AND FEES
                                 --------------

         Lessee shall pay all taxes (including personal property taxes), assessments, and license and registration fees on said Equipment during the term of the Lease, and furnish to Lessor satisfactory proof that such payment has been made before such taxes, assessments, or fees become delinquent.

                                SECTION SEVENTEEN
                                -----------------

                          EVENTS CONSTITUTING DEFAULTS
                          ----------------------------

         The Following events constitute defaults which shall allow Lessor to exercise its rights to terminate this Lease as provided herein:

         (a) The non-payment by Lessee for a period of fifteen (15) days of any sum required hereunder to be paid by Lessee;

         (b) The non-performance by Lessee of any other covenant or condition of this Lease which is not cured within thirty (30) days after notice thereof from Lessor;

         (c) Any affirmative act of insolvency by Lessee, or the filing by Lessee of any petition under any bankruptcy, reorganization, insolvency, or moratorium law, or any law for the relief of , or relating to, debtors;

         (d) The filing of any involuntary petition under any bankruptcy statute against Lessee, or the appointment of any receiver or trustee to take possession of the property of Lessee, unless such petition or appointment is set aside or withdrawn or ceases to by in effect within ten (10) days;

         (e) The subjection of any of Lessee's property to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency.

                                SECTION EIGHTEEN
                                ----------------

                        LESSOR'S RIGHT TO PREVENT DEFAULT
                        ---------------------------------

         Should Lessee fail to make any payment or do any act as herein provided, then Lessor shall have the right, but not the obligation, without notice to or demand on Lessee, and without releasing Lessee from any obligation hereunder, to make or do the same, and to pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgment of Lessor appears to affect the Equipment, and in exercising any such rights, incur any liability and expend whatever amounts in its reasonable discretion it may deem necessary therefore. All expenses so incurred by Lessor shall be without demand immediately due and payable by Lessee.

                                SECTION NINETEEN
                                ----------------

                          LESSOR'S RIGHTS UPON DEFAULT
                          ----------------------------

         On the occurrence of any of the events defined herein in this Lease constituting defaults, Lessor may without notice to or demand on Lessee:

         (a) Immediately deem the Lease terminated without terminating or otherwise affecting Lessee's financial and other obligations hereunder to maintain and/or insure the Equipment.

         (b) Take possession of the Equipment and lease the same or any portion thereof, for such period and such rental, and to such persons, as Lessor shall elect, and apply the proceeds of any such renting, after deducting all costs and expenses incurred in connection with the recovery, repair, storage and renting of the Equipment, in payment of the rent and other obligations due from Lessee to Lessor hereunder, Lessee remaining responsible for any deficiency.

         (c) Take possession of the Equipment and sell at public or private sale without demand or notice of intention to sell, and apply the proceeds of any such sale, after deducting all costs and expenses incurred in connection with the recovery, repair, storage, and sale of the Equipment and any rentals and other obligations then due hereunder, against the remaining rental due under the terms of this Lease. If the proceeds, after the permitted deductions, are less than the remaining rental due under the terms of this Lease, Lessee shall immediately pay Lessor the difference.

                                 SECTION TWENTY
                                 --------------

                               EXCLUSIVE FACTORING
                               -------------------

         Concurrently with the execution of this Lease, Lessee agrees to execute an Accounts Receivable Purchase Agreement with Security Agreement (the "Accounts Receivable Purchase Agreement") in substantially the form attached hereto as Exhibit "C", pursuant to which Accounts Receivable Purchase Agreement, Lessee agrees to sell accounts receivable generated from Lessee's customers exclusively to Lessor during the term of this Lease on the terms set forth therein.

                               SECTION TWENTY-ONE
                               ------------------

                                RENTAL DEDUCTIONS
                                -----------------

         In the event Lessee defaults in the payment of any charges, fees or rents as may be due and owing to Lessor under this Lease, Lessor may deduct such charges, fees or rents from the amounts due to Lessee under the Accounts Receivable Purchase Agreement, including payments of advance or contingent reserve as those terms are defined in such Accounts Receivable Purchase Agreement.

                               SECTION TWENTY-TWO
                               ------------------

                                  CHOICE OF LAW
                                  -------------

         This Lease shall be governed by and construed under the laws of the State of Illinois

                              SECTION TWENTY-THREE
                              --------------------

                             OWNERSHIP OF EQUIPMENT
                             ----------------------

         Title to the Equipment shall at all times remain in Lessor unless transferred to Lessee by sale and Lessee shall have only the right to retain the possession of said Equipment pursuant to the conditions hereof. Lessee shall give Lessor immediate notice of any claim, levy, lien or legal process issued against the Equipment.

                               SECTION TWENTY-FOUR
                               -------------------

                        LIMITATION OF EFFECTS OF WAIVERS
                        --------------------------------

         No delay or omission to exercise any right, power, or remedy accruing to Lessor on any breach or default by Lessee under this Lease will impair any such right, power or remedy of Lessor, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of Lessor of any term, provisions, condition, or covenant of this Lease, must be in writing, and will be effective only to the extent in such writing specifically set forth. All remedies, either under this Lease or by law, or otherwise afforded to Lessor, will be cumulative and not alternative.

                               SECTION TWENTY-FIVE
                               -------------------

                                   ASSIGNMENT
                                   ----------

         Lessee shall not assign this Lease or any interest in said Lease or Equipment, without Lessor's written consent. Lessee shall not sublet the Equipment herein, without Lessor's written consent.

         Lessor may assign this Lease or any rights thereunder without Lessee's consent; but Lessor shall not because of the assignment be excused from performing any of its obligations and duties hereunder.

                               SECTION TWENTY-SIX
                               ------------------

                   LEASE APPLICABLE TO SUCCESSORS AND ASSIGNS
                   ------------------------------------------

         Lessor and Lessee agree that the rights and obligations under this Lease shall inure to and be binding on their respective successors and assigns, subject, however, to the provisions of Section Twenty-Five limiting assignment by Lessee.

                              SECTION TWENTY-SEVEN
                              --------------------

                      ATTORNEY'S FEES AND DEFAULT INTEREST
                      ------------------------------------

         1. In the event that Triple L, Ltd. is successful in any action against Lessee in relation to this Lease, the Lessee shall pay to Triple L, Ltd. in addition to all other sums that Lessee may be called upon to pay, Triple L, Ltd. actual attorney's fees.

         2. In the event of Lessee's failure to make timely payments hereunder and/or otherwise be in default, interest shall be paid on the then outstanding balance at the rate of three percent (30%) per month.

                              SECTION TWENTY-EIGHT
                              --------------------

                                  SEVERABILITY
                                  ------------

         This Lease embodies the entire agreement between the parties. It may not be modified or terminated except as provided herein or by other written agreement. If any provision herein is invalid, it shall be considered deleted herefrom and shall not invalidate the remaining provisions.

                               SECTION TWENTY-NINE
                               -------------------

                               EXECUTION OF LEASE
                               ------------------

         This Lease is not binding until executed by a proper officer of Lessor at its offices in Northbrook, Illinois, and until the receipt and acceptance thereby of the initial monthly rental fee provided for hereunder.

                                 SECTION THIRTY
                                 --------------

                              TERMINATION OF LEASE
                              --------------------

         Notwithstanding termination of the Lease for cause or otherwise, this Lease will continue in force to the extent of and until the Equipment specified herein has been ultimately disposed of by return to Lessor, and until all of the obligations of the parties hereto have been discharged.

                               SECTION THIRTY-ONE
                               ------------------

                                   WARRANTIES
                                   ----------

         LESSOR MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTERS WHATSOEVER, INCLUDING, BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PURPOSES, HOWEVER, LESSOR SHALL EXTEND TO LESSEE ALL THE VENDOR'S WARRANTIES AND GUARANTIES BUT MAKES NO REPRESENTATION OR WARRANTIES ON ITS OWN BEHALF WITH RESPECT TO THE EQUIPMENT.

                               SECTION THIRTY-TWO
                               ------------------

                                     NOTICES
                                     -------

         Any notice to be given under this Lease shall be mailed to the party to be notified at the address set forth herein, by registered or certified mail with postage prepaid, and shall be deemed given when so made.

                              SECTION THIRTY-THREE
                              --------------------

                                 LIEN PROVISIONS
                                 ---------------

         Although this Equipment Lease is not intended to be a security agreement or in the nature of a security agreement, Lessor may file a financing statement or other documents for the purpose of establishing its prior claim to the Equipment leased hereunder, and Lessee will execute such financing statements or other appropriate documents as Lessor may from time to time render to it. Lessor and Lessee further agree that Lessor shall be entitled to a security interest in the Equipment should Lessee exercise its option to purchase the Equipment pursuant to Section Nine herein, such Equipment to constitute after acquired property under the Uniform Commercial Code.

         IN WITNESS WHEREOF, the parties executed this Lease at Able Laboratories, Inc., Plainfield, New Jersey.

         The day and year first above-written.

         WITNESSES:                            LESSOR:

                                               TRIPLE L, LTD.
         ------------------------
                                               By:  Vee Lacroix
                                                  ---------------------------

                                               Its: Vice President
                                                   --------------------------

                                               LESSEE:
                                               ABLE LABORATORIES, INC.

         George H. Sager, Jr.                  By: Jay Wadekar
         ------------------------                 ---------------------------

                                               Its: President
                                                   --------------------------